EXHIBIT 10.3

                               SECURITY AGREEMENT

1.   IDENTIFICATION.

     This Security Agreement (the "Agreement"), dated as of March 6, 2008, is entered into by and between Zone 4 play Inc., a Nevada corporation ("Company"), Shimon Citron ("Lender").

2.   RECITALS.

     2.1 The Lenders have made, are making and will be making loan to Company (the "Loan").

     2.2 The Loan is evidenced by a convertible promissory note ( "Note") issued by Company on the date of this Agreement in an aggregate amount of $500,000, pursuant to Loan Agreements (each a "Loan Agreement") to which Company and Lender are parties. The Notes are further identified on Schedule A hereto and were and will be executed by Company as "Borrower" for the benefit of Lender as the "Holder" or "Lender" thereof.

     2.3 In consideration of the Loan made by Lenders to Company and for other good and valuable consideration, and as security for the performance by Company of its obligations under the Notes and as security for the repayment of the Loan and all other sums due to Lender arising under the Note (collectively, the "Obligations"), has agreed to grant to the Lender, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth.

3.   GRANT OF GENERAL SECURITY INTEREST IN COLLATERAL.

     3.1 As security for the full and punctual payment or performance when due (whether at stated maturity, acceleration or otherwise) of the Secured Liabilities by the Company, the Company hereby, absolutely and unconditionally charges and pledges in favour of the Lander by way of first ranking floating charge and pledge:

     3.1.1 To the maximum extent possible, all of the Company's rights, title and interests in and to a of its present and future tangible and intangible assets, properties, rights and interests of any kind, whether contingent or absolute, including the Company's Intellectual Property;

     3.1.2 To the extent not included in the foregoing, all present and future rights to compensation, indemnity, insurance proceeds, warranty or guaranty accruing to the Company by reason of the loss of, damage to or expropriation of, or any other event or circumstance with respect to, such Charged Assets and all proceeds, products and benefits deriving from such Charged Assets (including, without limitation, those received upon any collection, exchange, sale or other disposition of such Charged Assets and any property into which such Charged Assets are converted, whether cash or non-cash).

     3.1.3 In addition, to the extent required by applicable law to create and perfect a first ranking floating charge over the Charged Assets specified above, the Company also assigns such Charged Assets to the Lender by way of first ranking floating charge and pledge. In particular, the Company hereby assigns to and in favour of the Lender by way of first ranking floating charge and pledge (and each of the following shall be deemed to be expressly included in clause above):


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     3.1.4 All present and future rights, claims and remedies of the Company under and in respect of the Insurances and any monies paid or payable pursuant thereto whether held in or for the benefit of any trust or other account relative thereto or otherwise;

     3.1.5 All present and future rights to compensation, indemnity, warranty or guaranty accruing to the Company by reason of the loss of, damage to or expropriation of, or any other event or circumstance with respect to, the Charged Assets.

4.   FIRST RANKING

     The Company specifically acknowledges that all of the Security Interests created by the Company under this Debenture - Floating Charge shall rank in priority to any other Security Interests created by the Company.

5.   CONTINUING SECURITY

     The Company declares and agrees that:

     5.1 The Security Interests created by this agreement shall remain in force as continuing security for the payment and discharge of the Secured Liabilities and shall remain in force notwithstanding any settlement of account or any other act, event or matter whatsoever, and, subject to Section 6 of this agreement , shall be released and discharged only upon the execution by the Lender of a written release of the Security Interests created by this agreement, which shall be immediately undertaken by the Lender upon the Company fulfilling all of its obligations under this Agreement and provided that there shall exist no indebtedness or liability of the Company to the Lender at such time;

     5.2 The Security Interests created and the powers conferred by this Agreement are in addition to, and are not in any way prejudiced or affected by, any other agreement between the Company and the Lender; and

     5.3 The Lender will not be bound to enforce any other Security Interests before enforcing the Security Interests created by this agreemente.

6.   NATURE OF SECURITY INTERESTS

     6.1 All Security Interests that have been or may be created in favour of the Lender for payment and performance of the Secured Liabilities shall be independent of one another.

     6.2 The exercise by the Lender of any of the rights or remedies hereunder shall not release the Company from any of its liabilities or obligations under any agreement between the Creditor and the Company; for the avoidance of doubt, the application of the Charged Assets to satisfy part of the Secured Liabilities shall not release the Company from its obligation to pay and perform the Secured Liabilities in full.

     6.3 All other certificates and instruments constituting Collateral from time to time required to be pledged to pursuant to the terms hereof (the "Additional Collateral") shall be delivered to Lender promptly upon receipt thereof by or on behalf of Lender. All such certificates and instruments shall be held by or on behalf of Lender and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to The Lender.

7.   FURTHER ACTION BY COMPANY; COVENANTS AND WARRANTIES.

     7.1 Except in connection with sales of Collateral, in the ordinary course of business, for fair value and in cash and except for Collateral which is substituted by assets of identical or greater value (subject to the consent of the Lender) will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Lender Sales of Collateral in the ordinary course of business shall be free of the security interest of Lender .


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     7.2  Company will promptly notify Lender of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Lender under this Security Agreement in any material respect.

8.   EVENT OF DEFAULT.

     An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined and described in this Agreement, OR IN the Notes Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Lender, and the Lender may dispose of Collateral as provided by law. A default by Company of any of its material obligations pursuant to this Agreement and in the Note shall be an Event of Default hereunder.

9.   DISPOSITION OF COLLATERAL.

     Upon and after any Event of Default which is then continuing,

     9.1 Lender may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations.

     9.2 Lender is authorized, to ask for appointment of receiver for realize the collaterals in order to comply with any applicable securities laws.

     9.3 Upon payment in full of all Obligations, Company shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations.

10.  MISCELLANEOUS.

     10.1 EXPENSES. Company shall pay to the Lender, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees and legal expenses, which may incur in connection with sale, collection or other enforcement or disposition of Collateral.

     10.2 WAIVERS, AMENDMENT AND REMEDIES. No failure by the Lender to exercise, or delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lender. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Company therefrom, shall, in any event, be effective unless contained in a writing signed by the Company and Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     10.3 NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:


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        To Company:         Zone 4 play Inc.

        To Lender:          Shimon Citron, 4 Ovadia St., Ramat Gan 52245, Israel

     10.4 TERM; BINDING EFFECT. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Company, and its successors and permitted assigns; and (c) inure to the benefit of the Lender and his respective successors and assigns.

     10.5 CAPTIONS. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

     10.6 GOVERNING LAW; VENUE; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of Israel without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against Company with respect to this Agreement may be brought only in the courts in Tel Aviv

     10.7 ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

     10.8 COUNTERPARTS/EXECUTION. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

11. TERMINATION; RELEASE. When the Obligations have been indefeasibly paid and performed in full or all outstanding Convertible Notes have been converted to common stock pursuant to the terms of the Convertible Notes and the Loan Agreements, this Agreement shall terminated.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

"COMPANY"                                   "THE LENDER"
ZONE4 PLAY, INC.
a Nevada corporation

By: /s/ Ronen Stein                          /s/ Shimon Citron
-----------------------------------------    -----------------------------------
Its: Chief Executive Officer
-----------------------------------------

By: /s/ Adiv Baruch
-----------------------------------------
Its: Director
-----------------------------------------


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                        SCHEDULE A TO SECURITY AGREEMENT

---------------------------------------------------------    -------------------
LENDER                                                       PRINCIPAL AMOUNT OF
                                                             NOTE ISSUED ON THE
                                                             CLOSING DATE
---------------------------------------------------------    -------------------

---------------------------------------------------------    -------------------

---------------------------------------------------------    -------------------

---------------------------------------------------------    -------------------


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                        SCHEDULE B TO SECURITY AGREEMENT

                     PATENTS, PATENTS PENDING, APPLICATIONS

LIST OF ASSETS

INVESTMENTS

100% stake in MixTV Ltd (Israel)

100% stake in Gaming Ventures Ltd. (Isle of Man) - which owns 80% in GRNG Ltd. (Isle of Man)

100% stake in Zone4Play, Inc. (a Delaware company), which owns: Z4P Israel, Z4P
(UK)

50% in Two Way Gaming (Alderney)

EXISTING REVENUE GENERATING AGREEMENTS

CableVision - USA

LodgeNet - USA

The Winner Channel - UK

Two Way Australia - Australia

INTELLECTUAL PROPERTY

Intellectual property rights in the software developed for use in Zone 4 Play operations (Multi-player Black Jack Tournament application & Mobile Gaming Solution).

BACK OFFICE - ZoneMAS & ZoneITS.

Zone 4 Play trade mark in the US - in respect of computer games software.

MixTV U.S. trademark - pending.

Patent pending - participation solution and the methodology of multiplayer blackjack products

MixTV - 2 U.K. patent applications entitled "Broadcasted Games" - "Methods" - still pending; "System" - approved.

U.S. utility patent application entitled "Multiplayer Card Tournaments and Methods"

U.S. Patent and Trademark with respect to Peer 2 Peer Gaming.

DOMAIN NAMES

zone4play.com

mixtv.co.il


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mixtv.tv

tourblackjack.com

blackjackmasters.com

get21.com

zone4bet.com

get21.gr

bjtourneys.com

blurbinteractive.com

get21.cn

get21.in

get21.info

get21.jp

get21.pl

get21.us

get21.ws

get21bj.com

get21fr.com

get21tr.com

get21uk.com

torneos21.com

torneos21.net

21masters.com

21tourniments.co.uk

21tourniments.com

21tourniments.net

21wizards.com

21worldtour.co.uk

21worldtour.com

21worldtour.net

bjtourniments.co.uk


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bjtourniments.com

bjtourniments.net

bjwizards.com

blackjackdiamond.co.uk

blackjackdiamond.com

blackjackdiamond.net

blackjackentry.co.uk

blackjackentry.com

blackjackentry.net

blackjackgiant.co.uk

blackjackgiant.net

blackjackgiants.co.uk

blackjackgiants.com

blackjackgiants.net

blackjackhearts.co.

blackjackhearts.com

blackjackhearts.net

blackjackhog.co.uk

blackjackhog.com

blackjackhog.net

blackjackleader.co.uk

blackjackleader.com

blackjackleader.net

blackjackleaders.co.uk

blackjackleaders.net

blackjackprime.co.uk

blackjackprime.com

blackjackprime.net

blackjackschool.tv

blackjacktitan.co.uk

blackjacktitan.com

blackjacktitan.net

blackjacktitans.co.uk

blackjacktitans.com

blackjacktitans.net

blackjacktourniments.co.uk

blackjacktourniments.com


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blackjacktourniments.net

enterblackjack.co.uk

enterblackjack.com

enterblackjack.net

enterblackjackroom.co.uk

enterblackjackroom.com

enterblackjackroom.net

enterblackjacktournament.co.uk

enterblackjacktournament.com

enterblackjacktournament.net

enterblackjacktournaments.co.uk

gaming-venture.com

gaming-ventures.com

gamingrnd.com

gamingrng.com

get21.tv

get21academy.com

get21bingo.com

get21casino.com

get21games.com

get21group.com

get21partners.com

get21poker.com

get21school.co.uk

get21school.com

get21school.tv

gettwentyone.com

multiplayersblackjack.co.uk

multiplayersblackjack.com

multiplayersblackjack.net

rnggaming.com

wildblackjack.co.uk

wildblackjack.com

wildblackjack.net

winnertechnologies.com

winnertechnologies.net

FIXED ASSETS

LOCATED AT THE COMPANY'S PREMISES AT KYRIAT ATIDIM, BLDG. 2, TEL AVIV, ISRAEL

     1. Servers (59), computers (65), monitors (45), other peripherals and computer accessories (switches, adaptors, cables, server cabinets, routers, disk burner).

     2. Software - Oracle, Hashavshevet, Quickbooks, Zoom Bookkeeping, Photoshop & Flash, Liram - Fixed Assests, Mihpal, Poker Software, Anti Virus

     3.   Laptops (13), TV's (6)

     4. Office equipment & fixtures (printers, shredders, copiers, fax machines, UPS, telephone switchboard, telephones, conference telephone, projector, projection screen, stereo amplifier), furniture (office desks, credenzas, chairs and cabinets, foldable exposition booth), kitchen equipment (refrigerator, toaster oven, microwave, vacuum cleaner and accessories

LOCATED AT THE PREMISES OF TWO WAY MEDIA, AT BOLSOWER STREET, LONDON, UK

14 Servers, monitors, other peripherals and accessories.

LOCATED AT THE PREMISES OF PEER 1 INC, IN MANHATTAN, NEW YORK CITY, NY, USA

Servers, computers, monitors, other peripherals and accessories

8 SERVERS OF GET21 HOSTED AT KANAWHAKEE, CANADA